CENTENNIAL BANK [LOGO]                                  Administrative
                              Member FDIC               Offices
Open for business.                                      675 Oak
                                                        P.O. Box 1560
                                                        Eugene, OR 97440
                                                        (541) 342-3970
                                                        FAX (541) 342-1425


                            LETTER OF AGREEMENT FOR A
                               BORROWER-IN-CUSTODY


     May 4, 2000


     Federal Reserve Bank of San Francisco
     101 Market Street
     San Francisco, California  94105


     Attention:   Rick Miller


     In consideration of being able to request advances from you and your making advances to us secured by our pledge to you of collateral that you will permit us to hold in safekeeping for you, and to secure any advance or indebtedness or other obligation to you that we may incur, we agree to the provisions of Appendix B to your Operating Circular No. 10, effective January 2, 1998, as amended from time to time.


     CENTENNIAL BANK


     By: /S/ MICHAEL J. NYSINGH
        ----------------------------
     Michael J. Nysingh
     Senior Vice President
     and Cashier